UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 23, 2024

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange
7.00% Tangible Equity Units	BKDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 23, 2024, Brookdale Senior Living Inc. (the “Company”) filed a prospectus supplement (the “Resale Prospectus Supplement”) to its previously filed automatic shelf registration statement on Form S-3 (File No. 333-268404) registering the resale of up to an aggregate of 54,968,244 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) which may be used by the selling securityholders identified therein (the “Selling Securityholders”), to resell the Shares.

The Shares are issuable upon conversion of the Company’s outstanding 3.50% Convertible Senior Notes due 2029 (the "Notes") issued pursuant to an indenture, dated as of October 3, 2024, to the Selling Securityholders pursuant to Exchange and Subscription Agreements, dated as of September 30, 2024, each by and between the Company and each Selling Securityholder. Notwithstanding the foregoing, the number of shares issuable upon conversion of the Notes is subject to the Company’s right to elect to settle any such conversions in shares of Company common stock, cash or a combination of cash and shares of Company common stock. The Company will not receive any proceeds from any sale of Shares by the Selling Securityholders.

The Company is filing this report to provide the legal opinion as to the validity of the Shares covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP regarding the validity of the Shares.
23.1	Consent of Skadden, Arps, Slate, Meagher and Flom LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	October 23, 2024	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary